Exhibit (j) under Form N-1A
                                            Exhibit (23) under Item 601/Reg. S-K


INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Post-Effective Amendment No. 27 to Registration Statement No. 33-11410 on Form N-1A of our report dated October 5, 2001 relating to the financial statements of Federated U.S. Government Bond Fund appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Financial Highlights" in such Prospectus.




October 25, 2001